UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2004

EMMIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-23264
(Commission file number)

35-1542018
(I.R.S. Employer
Identification No.)

ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations & Financial Condition.
Signatures.
Press Release dated June 30, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBIT #                    DESCRIPTION

99.1                    Press release dated June 30, 2004.

Item 12. Results of Operations & Financial Condition.

On June 30, 2004, we issued the press release attached to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.

Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: June 30, 2004	By:	/s/ J. Scott Enright
J. Scott Enright, Vice President, President,
Associate General Counsel and Secretary

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